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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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NWH, INC.

156 West 56th Street, Suite 2001
New York, New York 10019

May 17, 2004

Dear Fellow Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of NWH, Inc. to be held on June 18, 2004 at the offices of Hahn & Hessen LLP, 488 Madison Avenue, 14th Floor, New York, New York at 10:00 a.m. (EDT).

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we will also report on the operations of your Company and directors and officers will be present to respond to your questions.

        YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

        It is always a pleasure for me and the other members of your Board of Directors to meet with our stockholders. We look forward to greeting as many of you as possible at the meeting.

        On behalf of your Board of Directors, thank you for your continued interest and support.

Sincerely,
/s/ TERRENCE S. CASSIDY Terrence S. Cassidy President and Chief Executive Officer

IMPORTANT

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. AS SUCH, PLEASE SIGN, DATE AND MAIL YOUR WHITE PROXY CARD AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

NWH, INC.
156 West 56th Street, Suite 2001
New York, New York 10019

NOTICE OF ANNUAL MEETING

To be held on June 18, 2004

To the Holders of Common Stock:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NWH, Inc. (the "Company") will be held at 10:00 a.m., June 18, 2004, at the offices of Hahn & Hessen LLP, 488 Madison Avenue, 14th Floor, New York, New York, for the following purposes:

  (1)
  To elect one director of the Company to serve for a three-year term;

  (2)
  To ratify the appointment of PricewaterhouseCoopers L.L.P. as independent public accountants for the year 2003; and

  (3)
  To take action upon any other matters that may properly come before the meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Company will admit to the Annual Meeting stockholders of record, persons holding proof of beneficial ownership or who have been granted proxies and any other person that the Company, in its sole discretion, may elect to admit. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.

        Stockholders of record at the close of business on May 17, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,
/s/ JAMES KARDON James Kardon Secretary
New York, New York May 17, 2004

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD. A PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE ACT AT YOUR FIRST CONVENIENCE.

NWH, INC.
156 West 56th Street, Suite 2001
New York, New York 10019

PROXY STATEMENT

        The enclosed proxy is being solicited by the Board of Directors of NWH, Inc. ("NWH" or the "Company") for use in connection with the Annual Meeting of Stockholders to be held on June 18, 2004. This proxy statement and enclosed proxy are first being sent to stockholders on or about May 17, 2004. The mailing address of the principal executive office of the Company is 156 West 56th Street, Suite 2001, New York, New York 10019. The cost of preparing, printing and mailing the notice of meeting, form of proxy, proxy statement and annual report will be borne by the Company. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in connection therewith.

        Your vote is important. Shares represented by proxies will be voted in accordance with instructions on the proxy cards or, if no instructions are provided, such proxies will be voted in accordance with the recommendation of the Board of Directors, "For" proposals No. 1 and No 2. The proxies are also authorized to vote in their discretion on any other matter which may properly come before the Annual Meeting.

        Any stockholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the stockholder must file with the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

        The record of stockholders entitled to notice of, and to vote at, the Annual Meeting was taken at the close of business on May 17, 2004. At that date the Company had outstanding 2,924,631 shares of Common Stock ($.01 par value) of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

        Under Section 216 of the Delaware General Corporation Law and the Company By-Laws, a majority of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions will have the effect of votes against a proposal, and broker non-votes will have no effect on the vote.

AVAILABLE INFORMATION AND SOURCES OF INFORMATION

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 233 Broadway, New York, New York 10279, and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such material also may be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports and other information concerning the Company can be inspected and copied at the offices of the National Association of Securities Dealers, Inc. at 1735 K Street, N.W., Washington, D.C. 20006. You are being furnished with a copy of the annual report of the Company on Form 10-K along with this proxy statement, in satisfaction of the informational requirements of the Exchange Act.

        Statements contained in this Proxy Statement or in any document incorporated by reference in this Proxy Statement as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed or incorporated by reference as an exhibit to the registration statement or such other document, each such statement being qualified in all respects by such reference.

        No persons have been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitations of proxies made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person. The delivery of this Proxy Statement shall not under any circumstances create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND 5% OWNERS

        The following table lists the number of shares of Common Stock beneficially owned as of May 17, 2004, by those known by the Company to own beneficially 5% or more of the Common Stock, all the directors, each executive officer listed in the table under the caption "Executive Compensation" and all directors and executive officers of the Company as a group. As of May 17, 2004, 2,924,631 shares of Common Stock, $.01 par value, of the Registrant were outstanding.

Name and Address	Amount and Nature of Beneficial Ownership+		Percent of Class
Terrence S. Cassidy 156 W. 56th Street New York, New York 10019	530,153	[1]	17.6%
Thomas R. DiBenedetto 156 W. 56th Street New York, New York 10019	27,731	[2,5]	1.0%
Michael A. McManus, Jr. 100 White Plains Road Bronxville, New York 10708	48,731	[3]	1.7%
Vincent Tese 383 Madison Avenue New York, New York 10179	58,654	[4]	2.0%
Paul J. Tobin c/o Boston Communications Group, Inc. 100 Sylvan Road Woburn, Massachusetts 01801	1,667	[6]	*
Timothy Mathews 233 North Garrard Rantoul, Illinois 61866	50,590		1.7%
All officers and directors as a group (six persons)	717,526	[1,2,3,4,5,6]	23.1%
Avenir Corporation 1725 K Street, NW, Suite 401 Washington, D.C. 20006	271,236	[7]	9.3%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	185,000	[8]	6.3%
John D. Gruber c/o Gruber & McBaine Capital Management, LLC 50 Osgood Place, Penthouse San Francisco, CA 94133	172,500	[9]	5.9%

+
The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the beneficial owner has or shares either investment or voting power. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have voting and investment power with respect to all shares of

  Common Stock shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the SEC or information provided to the Company by such beneficial owners.

*
Less than 1%.

Includes 96,153 shares currently issuable upon exercise of options and 50,000 shares owned by a family trust, of which Mr. Cassidy disclaims beneficial ownership of 25,000 shares.

Includes 7,500 shares currently issuable upon exercise of options.

Includes 16,731 shares currently issuable upon exercise of options.

Includes 53,654 shares currently issuable upon exercise of options.

Does not include an aggregate of 2,000 shares owned by family trusts, of which Mr. DiBenedetto disclaims beneficial ownership.

6
Includes 1,667 shares currently issuable upon exercise of options.

7
Based on Schedule 13G/A, filed on February 13, 2004.

8
Based on Schedule 13G, filed on February 6, 2004.

9
Based on Schedule 13G, filed on February 11, 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

        The directors of the Company are divided into three classes, with directors in each class serving three-year staggered terms. There are currently five directors, consisting of one director who is serving for a term which expires at this Annual Meeting, two directors who are serving for a term which expires at the Annual Meeting of Stockholders in 2005, and two directors who are serving for a term which expires at the Annual Meeting of Stockholders in 2006. Four of the Company's five directors are not affiliated with the Company in any capacity (other than by virtue of their directorship and stock ownership) and should therefore be considered "independent."

        The Board of Directors has nominated Paul J. Tobin to serve as a director of the Company for a three-year term until the Annual Meeting of Stockholders in 2007 or until his successor is duly elected and qualified.

        Each nominee has consented to be a nominee and to serve as a director if elected. Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the designated nominees. In the event that a nominee should become unavailable for election as a director, the persons named as proxies will vote for any substitute nominees as the Board of Directors may select.

        Set forth below is biographical information for Paul J. Tobin, and each person whose term of office as director will continue after the Annual Meeting.

        Information concerning the current directors and executive officers of the Company is set forth as follows:

Name	Age	Position
Terrence S. Cassidy	61	President, Chief Executive Officer and Director since 1993
Timothy A. Mathews	42	Executive Vice President—Technology since 1995
Thomas R. DiBenedetto	54	Director
Michael A. McManus, Jr.	61	Director
Vincent Tese	61	Director
Paul J. Tobin	60	Director

NOMINEE FOR CLASS I DIRECTOR TO SERVE A THREE YEAR TERM UNTIL THE 2007 ANNUAL MEETING:

Paul J. Tobin	Director Since 2004 Serving until 2004 Annual Meeting of Stockholders

Mr. Tobin has served as Chairman of the Board of Directors of Boston Communications Group, Inc. since February 1996. Mr. Tobin served as Boston Communications Group, Inc.'s President and Chief Executive Officer from 1990 until February 1996, and from April 1997 to February 1998. Prior to joining Boston Communications Group, Inc., Mr. Tobin served as President of Cellular One Boston/Worcester from July 1984 to January 1990 and as a Regional Marketing Manager for Satellite Business Systems, a joint venture of IBM, Comsat Corp. and Aetna Life & Casualty from April 1980 to June 1984. Mr. Tobin received his B.S. in economics from Stonehill College and his M.B.A. in marketing and finance from Northeastern University.

INCUMBENT CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2005 ANNUAL MEETING:

Vincent Tese	Director Since 2000 Serving until 2005 Annual Meeting of Stockholders

Mr. Tese has been Chairman of Wireless Cable International Inc. since April 1995. Mr. Tese was Chairman of Cross Country Wireless Inc. from October 1994 to July 1995 and was a corporate officer and a general partner of Cross Country Wireless Inc.'s predecessors, Cross Country Wireless Cable—I, L.P. and Cross Country Wireless Cable West, L.P., from 1990 until October 1994. Mr. Tese was the Director of Economic Development for the State of New York from June 1987 to December 1994. Mr. Tese is currently a director and Chairman of the Audit Committee of The Bear Stearns Companies, Inc. and a director of Bowne & Co., Inc., Cablevision, Inc., Mack-Cali Realty Corporation, Lynch Interactive Corporation, Custodial Trust Company and Gabelli Asset Management Inc.

Michael A. McManus, Jr.	Director Since 1994 Serving until 2005 Annual Meeting of Stockholders

Mr. McManus has been President and CEO of Misonix Inc., a medical device company, since November, 1998. He was President and Chief Executive Officer of New York Bancorp Inc. ("NYBI") from 1991 to 1998, a director of NYBI from 1990 to 1998 and a director and Vice Chairman of Home Federal Savings Bank, NYBI's subsidiary, from 1991 to 1998. He is also a director of American Home Mortgage Holdings, Inc., Liquid Audio, Inc. and Novavax Inc. and Chairman of the Audit Committee of Novavax Inc. He has served in numerous government capacities, including Assistant to the President of the United States from 1982 to 1985 and as Special Assistant to the Secretary of Commerce during the Ford Administration.

INCUMBENT CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2005 ANNUAL MEETING:

Terrence S. Cassidy	Director Since 1993 Serving until 2006 Annual Meeting of Stockholders

Mr. Cassidy has been President, Chief Executive Officer and a director of the Company since its incorporation in August 1993. He was an independent financial consultant from 1988 to 1993. Prior to 1988, he served as a Vice President and principal of Allen & Company Incorporated, an investment banking firm, for 15 years with a concentration in communications. Prior to 1973, he served as co-director of research at Shields & Company, a brokerage firm. From 1994 to 2000, he was a director of Absolute Bank, a Republic of Georgia bank.

Thomas R. DiBenedetto	Director Since 1993 Serving until 2006 Annual Meeting of Stockholders

Since 1992, Mr. DiBenedetto has been President of Junction Investors, Ltd., an investment banking firm based in Boston, Massachusetts. From 1983 to the present, he has been a general partner of Boston International Group, LP, a private investment fund. He has been, since 1985, a director and member of the Audit Committee of Alexanders Inc., a real estate investment trust. Mr. DiBenedetto has been, since 2001 the Chairman of the Board of Directors of Jefferson Waterman International, a Washington, D.C. based business information and lobbying firm, and, since March 2004, has been a director of Detwiler, Mitchell & Co., a broker-dealer.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1 AND BOARD RECOMMENDATION:

        The election of the Class I nominee for director requires the affirmative vote of the holders of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEE.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers, directors and beneficial owners of more than ten percent of any class of equity securities of the Company to file initial reports of ownership and reports of changes in ownership with the "SEC" and each exchange on which its securities are traded. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, all requisite filings were made in 2003 except that option grants to Messrs. Tese, McManus and a former director, Louis B. Lloyd, were reported late on Form 5, and one Form 4 for Mr. DiBenedetto was filed late.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its directors, officers and employees. A copy of the Company's Code of Ethics will be provided free of charge, upon written request to the following address: NWH, Inc., 156 West 56th Street Suite 2001, New York, NY 10019, Attention: Carl Nicola.

Board of Directors and Committees

Meetings and Attendance

        During the fiscal year ended October 31, 2003, there were five meetings of the Board of Directors. All directors attended all of the board meetings and the meetings of the committees on which they serve.

        The Board of Directors has established various committees to assist it in discharging its duties. The three standing Committees of the Board of Directors are the Audit Committee, the Nominating Committee and the Option Committee.

Audit Committee

        Consisting entirely of independent directors, the Audit Committee's function is to evaluate the adequacy of the Company's internal accounting controls, review the scope of the audit by the independent auditors and related matters pertaining to the examination of the financial statements, review the year-end and the quarterly financial statements, review the nature and extent of any non-audit services provided by the Company's independent auditors and make recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Company's independent auditors. The Audit Committee had four meetings in fiscal 2003. The Audit Committee is responsible for overseeing the Company's compliance with the Sarbanes Oxley Act of 2002 and all rules promulgated thereunder by the SEC and the National Association of Securities Dealers, Inc. ("NASD"). The members of the Audit Committee are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards, as applicable and as may be modified or supplemented. The Audit Committee is governed by a written charter that was provided as an exhibit to the Company's proxy statement filed in 2002. Copies of such charter are available to the shareholders upon request to the Secretary of the Company. The Audit Committee is responsible for approving the engagement of, and has engaged, PricewaterhouseCoopers LLP to perform audit services for the Company and its subsidiaries.

Audit Committee Financial Expert

The Board of Directors has determined that Thomas R. DiBenedetto and Michael A. McManus, Jr. each qualify as an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission (the "SEC") and as financially sophisticated audit committee members under the Nasdaq National Market Rules.

Audit Committee Report

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended or the Exchange Act that might incorporate this proxy statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

        The Audit Committee has:

  —
  Reviewed and discussed the audited financial statements with management.

  —
  Discussed with the independent auditors the matters required to be discussed by SAS 61, as it may be modified or supplemented.

  —
  Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors the auditors' independence.

  —
  Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee:
Thomas R. DiBenedetto Paul J. Tobin Michael A. McManus, Jr.

Nominating Committee

        The Nominating Committee's function is to evaluate and recommend nominees for election to the Company's Board of Directors. The Nominating Committee will consider recommendations for the position of director submitted by stockholders in writing in accordance with the Company's Bylaws to the Secretary of the Company, 156 West 56th Street, Suite 2001, New York, New York 10019. The members of the Nominating Committee are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards, as applicable and as may be modified or supplemented. The Nominating Committee does not have a charter. The By-Laws provide that stockholders may nominate one or more persons for election as director or directors at the 2005 Annual Meeting of Stockholders only if written notice of intent to make such nomination or nominations has been given either by personal delivery or by mail to the Secretary of the Company not less than 90 days before the meeting of stockholders at which such election is held. Stockholders should contact the Secretary of the Company to obtain a copy of the Bylaws. The Nominating Committee was formed in June 2002 and did not hold any meetings in fiscal 2003. The Nominating Committee met once in fiscal 2004 and recommended the election of Paul J. Tobin as a Class I director. The Class I director nominee was nominated for election at the 2004 Annual Meeting of Stockholders by unanimous written consent of the Board of Directors. The members of the Nominating Committee, none of whom is an employee of the Company or its affiliates, are:

Michael A. McManus, Jr. Vincent Tese

Option Committee

        The Option Committee, which consists entirely of independent directors, did not hold any meetings in fiscal 2003. The Option Committee administers the Company's 1993 Stock Option Plan and the 1997 Equity Incentive Plan. The Option Committee is generally empowered to interpret the 1993 Stock Option Plan and the 1997 Equity Incentive Plan, to prescribe rules and regulations relating thereto, to determine the terms of the option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted, and to determine the number of shares subject to each option and the exercise price thereof. The Option Committee fulfills most of the obligations of a compensation committee. Members of the Option Committee, none of whom are employees of the Company or its affiliates, are:

Paul J. Tobin Michael A. McManus, Jr.

EXECUTIVE OFFICERS OF THE COMPANY

        The current Executive Officers of the Company are Mr. Cassidy and Timothy A. Mathews, whose biography is set forth below. Mr. Cassidy's biography is set forth under "Election of Directors."

Timothy A. Mathews

        Executive Vice President—Technology.    Mr. Mathews, has served as the Company's Executive Vice President—Technology since September 1995. For more than seven years prior to that time, he served in a variety of managerial capacities for pay television companies, including in construction, technical, supervisory, contractor, marketing and installation capacities.

Executive Compensation

        The following table sets forth information as to compensation paid by the Company and its subsidiaries for the fiscal years ended October 31, 2001, 2002, and 2003 to each of the directors and executive officers of the Company:

Summary Compensation Table

Long-Term Compensation
			Annual Compensation			Awards		Payouts
(a) Name and Principal Position	(b) Year		(c) Salary($)	(d) Bonus($)	(e) Other Annual Compen- sation($)	(f) Restricted Stock Award(s)	(g) Securities Underlying Options/ SARs (#)	(h) LTIP Payouts ($)	(i) All Other Compen- sation($)
Terrence S. Cassidy, President and Chief Executive Officer	2003 2002 2001		299,000 274,000 260,000				96,153
Michael J. Specchio, Chairman[2]	2003 2002 2001	[1]	-0- -0- 75,000
Timothy Mathews, Executive Vice President—Technology	2003 2002 2001		120,000 120,000 120,000

1
Paid to an affiliate of Mr. Specchio.

2
Resigned in March 2000.

Option Grants and Surrenders

Option/SAR Grants in Last Fiscal Year

Name	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in 2002	Exercise or Base Price	Expiration Date	Grant Date Fair Value(1)
None

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

(a)	(b)	(c)	(d)	(e)
			Number of Securities Underlying Unexercised Options/SARs at FY-End (#)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
None

Board of Directors Interlocks and Insider Participation:

        The Board of Directors consists of Messrs. Cassidy, DiBenedetto, McManus, Tese and Tobin. Mr. Cassidy is an employee of the Company. The non-employee directors participated in all deliberations and actions of the Company's Board of Directors concerning executive officer compensation. There are no interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

Remuneration of Directors and Related Matters

        Each member of the Board of Directors, other than an employee-director (Mr. Cassidy is the only such employee-director), receives an annual fee of $5,000 and $500 per meeting attended ($1,000 per Audit Committee meeting), and, in addition, he will automatically be granted an option to purchase 2,500 shares of our Common Stock on the date of our annual stockholder's meeting pursuant to our 2000 Director Option Plan. The Chairman of the Audit Committee (Mr. DiBenedetto) receives an additional fee of $500 per Audit Committee Meeting.

        Each of Messrs. DiBenedetto, McManus and Tese received a five-year option to purchase 2,500 shares at an exercise price of $17.22 per share in June 2003 pursuant to our 2000 Director Option Plan. Mr. Tobin received a five year option to purchase 5,000 shares at an exercise price of $19.59 per share on becoming a director in February 2004 pursuant to our 2000 Director Option Plan.

        Except as set forth above, we have not named particular individuals who will receive options or rights under the 1993 Incentive Option Plan or 1997 Equity Incentive Plan, as amended, we have not set the number of shares to be covered by any options or rights granted to a single individual, and we have not set the number of individuals who will receive grants of such options or rights. We will use the proceeds, if any, from the sale of stock pursuant to the 1993 Incentive Option Plan, 1997 Equity Incentive Plan or 2000 Director Option Plan for the general purposes of the Company. In addition, our Board of Directors will determine uses for proceeds from the receipt of payment in shares of Common Stock, including redelivery of the shares received upon exercise of options.

Certain Relationships and Related Transactions

        All current transactions between the Company, and its officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Employment Contracts and Other Arrangements with Executive Officers

        Under the Company's employment agreement, dated June 26, 2000, with Terrence S. Cassidy, President and Chief Executive Officer of the Company, Mr. Cassidy currently receives compensation of $299,000 per year. The agreement has a rolling term of three years, with automatic extensions on June 26th of each year for additional one-year periods unless either party gives notice of termination prior to the end of such year. The agreement provides that in the event of a change in control of the Company, Mr. Cassidy may in certain circumstances terminate his employment and receive severance benefit pay equal to three times such executive's annual compensation, including certain bonuses, if any. Pursuant to this agreement, Mr. Cassidy has agreed not to compete with the Company during the term of his agreement and for a period of one year thereafter, and the Company has agreed to indemnify him against expenses incurred in any proceeding arising out of his employment to the maximum extent provided by law.

Report of Board of Directors Regarding Compensation

        The principal goal of the Company's compensation program is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing stockholder value. The key elements of this program and the objectives of each element are as follows:

  Base Salary:

  •
  Establish base salaries that are competitive with those payable to executives holding comparable positions at similar-sized strategic resource companies.

  •
  Provide periodic base salary increases as appropriate, consistent with the Company's overall operating and financial performance, with a view to rewarding successful individual performance and keeping pace with competitive practices.

  Long-term Incentive:

  •
  Facilitate the alignment of executives' interests with those of the Company's shareholders by providing opportunities for meaningful stock ownership.

  Bonuses, Salary Increases and Option Grants:

  •
  Executive officers are eligible to receive option grants, cash bonuses and increases in salary based upon the performance of the Company and their individual progress during the preceding year. Such grants, if any, are determined by the Option Committee or Board of Directors from time to time during each fiscal year with the input and recommendation of the Company's Chief Executive Officer. Although the Board does not have an established policy for measuring performance and establishing salary, bonuses and option grants, the Board is influenced by the Company's financial performance and the contributions made by individual executives to that performance. The Board of Directors believes that such a retrospective analysis is most appropriate and practicable for an acquisition-oriented company specializing in development-stage enterprises like the Company, which operates in an uncertain environment and without the same sorts of standard measures of performance as are available to more seasoned companies. In addition, options may be granted to attract new executives or directors. The Company does not consider the amount and terms of options and stock already held by executive officers in its deliberations to determine awards.

Compensation of Chief Executive Officer:

  •
  The base salary of the Chief Executive Officer is determined according to the same principles described above as applicable to compensation of the Company's other executive officers. When determining base salaries, the Board of Directors considers salary, bonus and long-term incentive compensation for other comparable companies in the high technology sector, in similar geographic areas and at similar stages of growth and development, as reported in public filings of such comparable companies. The Board of Directors also has discussions with other industry executives and financial advisors. The Chief Executive Officer has a great deal of experience in acquiring and building emerging companies, and the Board views his leadership as a critical factor in the successes the Company has achieved to date and as very important to realization of the Company's near-term goals.

Summary of Actions Taken

        Generally once a year, and at more frequent periodic intervals when deemed necessary in individual cases, the Board of Directors reviews the performance of the Company's executive officers. In 2003, the Board of Directors took no action concerning the performance or compensation of its executive officers.

Respectfully submitted by the members of the Board of Directors:
Terrence S. Cassidy Thomas R. DiBenedetto Michael A. McManus, Jr. Vincent Tese Paul J. Tobin

Performance Graph

        The following graph provides a comparison of the Company's cumulative total stockholder return on its Common Stock over the last five fiscal years, with (a) the Nasdaq Market Index, which is being used as the required broad entity market index, (b) a peer group including the following healthcare information technology companies: Allscripts Healthcare Solutions, Cerner Corporation, Eclipsys Corporation, First Consulting Group, Inc., IDX Systems Corporation, Vitalworks Inc., NDCHealth Corporation, Neoforma, Inc., Per-Se Technologies, Inc., QuadraMed Corporation, Quality Systems, Inc., Quovadx, Inc., TriZetto Group, Inc., WebMD Corporation, and ProxyMed, Inc. ("Peer Group"). The data for the Peer Group is compiled by Media General Financial Services, Inc.

        The graph below is based on stockholder return, that is, the sum of the dividends paid and the change in the market price of stock. The following graph assumes $100 invested on November 1, 1998 in the Company's Common Stock, the Nasdaq Composite Index, and the Peer Group, and dividend reinvested in fiscal 2003. The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

[GRAPHIC]

	10/31/98	10/31/99	10/31/00	10/31/01	10/31/02	10/31/03
NWH, INC.	100.00	100.00	111.40	84.87	84.28	141.57
PEER GROUP INDEX	100.00	69.09	84.07	61.33	44.81	64.02
NASDAQ MARKET INDEX	100.00	165.06	194.13	97.35	78.33	113.76

PROPOSAL 2

RATIFICATION OF THE COMPANY'S SELECTION OF ITS AUDITORS

        The Board of Directors recommends to the stockholders that they ratify the selection of PricewaterhouseCoopers L.L.P., independent auditors, to audit the accounts of the Company for fiscal year 2004. PricewaterhouseCoopers L.L.P. served as the Company's auditors for fiscal year 2003. If the stockholders do not ratify this selection, the Board of Directors will reconsider its selection of PricewaterhouseCoopers L.L.P. and may appoint new auditors upon recommendation of the Audit Committee.

        A representative of PricewaterhouseCoopers L.L.P. will have the opportunity to make a statement at the Annual Meeting if he or she desires to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The following table presents fees, including reimbursements for expenses, for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the years ended October 31, 2003 and October 31, 2002 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	Fiscal 2003	Fiscal 2002
Audit Fees (1)	$169,500	$149,500
Audit Related Fees (2)	$0	$27,500
Tax Fees (3)	$0	$0
All Other Fees (4)	$0	$0

Total	$169,500	$177,000

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." The fees in fiscal 2002 include fees relating to SEC compliance matters. There were no such fees in fiscal 2003

(3)
Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. There were no such fees in fiscal 2002 or 2003.

(4)
All Other Fees consist of fees for products and services other than the services reported above. There were no such fees in fiscal 2002 or 2003.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

        All permissible non-audit related services provided by the Company's independent auditor must be pre-approved by the Audit Committee. Pre-approval may be provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific fee. The Audit Committee may delegate to a Committee member or members the authority to pre-approve certain permissible non-audit services. Any decisions by the member or members under this delegated authority will be reported at the next meeting of the Audit Committee.

Recommendation

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
    FOR APPROVAL OF PRICEWATERHOUSECOOPERS L.L.P. TO AUDIT
    THE ACCOUNTS OF THE COMPANY FOR FISCAL YEAR 2OO4.

SOLICITATION OF PROXIES

        This proxy solicitation is being made by the Board of Directors of NWH for use at the Annual Meeting. The cost of this proxy solicitation will be borne by NWH. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. Proxies may be solicited by NWH and its directors, officers and employees (who will receive no compensation therefor in addition to their regular salaries). Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common stock of NWH, and such persons will be reimbursed for their expenses.

        NWH has retained D. F. King & Co., Inc. ("D.F. King") at a fee estimated not to exceed $7,500, plus reimbursement of reasonable out-or-pocket expenses, to assist in the solicitation of proxies. NWH has also agreed to indemnify D.F. King against certain liabilities and expenses.

OTHER MATTERS

        Management does not know of any business to be transacted at the meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

        You are urged to sign, date and mail the enclosed proxy in the prepaid envelope provided for such purpose. For planning purposes, it is hoped that registered stockholders will give us advance notice of their plans to attend the meeting by marking the box provided on the proxy card.

        A list of the Company's stockholders of record at the close of business on May 17, 2004, will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company's counsel, Hahn & Hessen LLP, 488 Madison Avenue, in the City of New York, New York County, New York.

        If you will need special assistance at the Annual Meeting because of a disability or if you require directions to the Annual Meeting, please contact James Kardon, the Secretary of the Company, at (212) 478-7200.

        Deadline for submitting proposals for next year's meeting.    Stockholders who intend to present proposals in connection with the Company's 2005 Annual Meeting of Stockholders must submit their proposals to the Secretary of the Company on or before October 31, 2004. In addition, proposals for the election of directors must be submitted in accordance with the Company's By-Laws not less than 90 days before the meeting of stockholders at which directors may be elected.

New York, New York
May 17, 2004

                        James Kardon
                         Secretary

YOUR VOTE IS IMPORTANT! YOU ARE URGED TO
SIGN, DATE, AND MAIL YOUR PROXY PROMPTLY.

NWH, INC.
PROXY CARD

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2004

        The undersigned hereby: (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of NWH, Inc. (the "Company") to be held on June 18, 2004 and the Proxy Statement in connection therewith, each dated May 17, 2004; (b) appoints Terrence S. Cassidy and James Kardon, and each of them with power of substitution, as Proxies; (c) authorizes the Proxies to represent and vote, as designated hereon, all the shares of Common Stock of the Company, held of record by the undersigned on May 17, 2004, at such Annual Meeting and at any adjournment(s) thereof; and (d) revokes any proxies heretofore given.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

SEE REVERSE SIDE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL NOMINEES

1.	Election of Directors

CLASS I DIRECTOR—NOMINEE:
Paul J. Tobin

☐  FOR THE NOMINEE            ☐  WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

2.	Ratification of PricewaterhouseCoopers L.L.P. as the Company's independent auditors
☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY WILL BE VOTED as directed, or, if no contrary direction is indicated, will be voted FOR Proposals 1 and 2 and as said proxies deem advisable on such other matters as may properly come before the meeting.

☐ Check here if you plan to attend the meeting
SIGNATURE(S)
SIGNATURE(S)
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
DATE

QuickLinks

NWH, INC. 156 West 56th Street, Suite 2001 New York, New York 10019
IMPORTANT
NWH, INC. 156 West 56th Street, Suite 2001 New York, New York 10019 NOTICE OF ANNUAL MEETING To be held on June 18, 2004
AVAILABLE INFORMATION AND SOURCES OF INFORMATION
SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND 5% OWNERS
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS OF THE COMPANY
Summary Compensation Table
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
[GRAPHIC]
RATIFICATION OF THE COMPANY'S SELECTION OF ITS AUDITORS
SOLICITATION OF PROXIES
OTHER MATTERS
YOUR VOTE IS IMPORTANT! YOU ARE URGED TO SIGN, DATE, AND MAIL YOUR PROXY PROMPTLY.